Exhibit 23.2

                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statements Nos. 33-22957, 33-32690, 33-2687, and 33-52892 on Form S-8 of Designs, Inc. of our
report dated April 11,2000, appearing in this Annual Report on Form 10-K of Designs, Inc. for the year ended January 29, 2000.


                                             /S/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 30, 2002